                               THIRD AMENDMENT TO
                  FIRST AMENDED AND RESTATED CREDIT AGREEMENT


     This THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT") is entered into as of December 15, 1997, by and among Haggar Clothing Co., a Nevada corporation, f/k/a Haggar Apparel Company (the "COMPANY"), Haggar Corp., a Nevada corporation ("HAGGAR"), the banks listed on the signature pages of this Agreement (collectively, the "BANKS"), Texas Commerce Bank National Association, a national banking association, individually and as agent (the "AGENT") for the Banks, and is consented to by Haggar and the domestic subsidiaries of the Company listed on the signature pages of this Agreement (collectively, the "SUBSIDIARIES").

                               R E C I T A L S:

     WHEREAS, pursuant to that certain First Amended and Restated Credit Agreement (as heretofore and herein amended, the "CREDIT AGREEMENT") dated as of September 18, 1996, executed by and among the Company, Haggar, the Banks and the Agent, the Banks agreed to make advances to the Company on certain terms and conditions set forth therein (each capitalized term used but not defined herein shall have the meaning given to such term in the Credit Agreement as amended); and

     WHEREAS, the Credit Agreement was amended by First Amendment to First Amended and Restated Credit Agreement dated as of December 31, 1996, and pursuant to Article I thereof, the Termination Date was extended to December 31, 1999, by notice from the Company dated April 25, 1997, and written concurrence by the Banks dated April 30, 1997; and

     WHEREAS, the Credit Agreement was further amended by Second Amendment to First Amended and Restated Credit Agreement dated as of June 30, 1997;

     WHEREAS, the Company has requested that certain financial covenants be modified as set forth below; and

     WHEREAS, the Agent and the Banks are agreeable to such request under the present circumstances and in consideration of certain additional amendments to the Credit Agreement as set forth below.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Company, Haggar, the Banks and the Agent hereby agree as follows:


THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                               A G R E E M E N T:


     1.   NEW DEFINITION. The following definition is hereby added to SECTION
1.1 of the Credit Agreement:

          "Maintenance Capital Expenditures" means, for the twelve (12) month period immediately preceding the date of determination, the aggregate capital expenditures of the Company Group on a consolidated basis for maintenance of existing property, equipment and facilities which shall, for the purposes of this definition, be deemed to be $5,000,000 for each twelve
     (12) month reporting period."

     2. AMENDMENT TO DEFINITIONS. The following definitions are hereby amended in their entirety to read as follows:

          "CD Margin" means (a) at any time when the Funded Debt Ratio is equal to or less than 1.50 to 1, five-eighths of one percent (5/8%) per annum,
     (b) at any time when the Funded Debt Ratio is greater than 1.50 to 1 but less than or equal to 2.00 to 1, three-quarters of one percent (3/4%) per annum, (c) at any time when the Funded Debt Ratio is greater than 2.00 to 1 but less than or equal to 2.50 to 1, seven-eighths of one percent (7/8%) per annum, (d) at any time when the Funded Debt Ratio is greater than 2.50 to 1 but less than or equal to 3.00 to 1, one percent (1%) per annum, and
     (e) at any time when the Funded Debt Ratio is greater than 3.00 to 1, one and one-quarter percent (1 1/4%) per annum. Each adjustment to the previously calculated CD Margin shall be effective five (5) Business Days following the Agent's receipt of the reports to be delivered by the Company pursuant to Sections 6.1(a), (b)and (c).

          "Eurodollar Margin" means (a) at any time when the Funded Debt Ratio is equal to or less than 1.50 to 1, one-half of one percent (1/2%) per annum, (b) at any time when the Funded Debt Ratio is greater than 1.50 to 1 but less than or equal to 2.00 to 1, five-eighths of one percent (5/8%) per annum, (c) at any time when the Funded Debt Ratio is greater than 2.00 to 1 but less than or equal to 2.50 to 1, three-quarters of one percent (3/4%) per annum, (d) at any time when the Funded Debt Ratio is greater than 2.50 to 1 but less than or equal to 3.00 to 1, seven-eighths of one percent (7/8%) per annum, and (e) at any time when the Funded Debt Ratio is greater than 3.00 to 1, one and one-eighth percent (1 1/8%) per annum. Each adjustment to the previously calculated Eurodollar Margin shall be effective five (5) Business Days following Agent's receipt of the reports to be delivered by the Company pursuant to Sections 6.1(a), (b) and (c).

          "Fixed Charge Ratio" means the ratio of (i) Operating Cash Flow minus federal and state income taxes, as determined in accordance with GAAP to
     (ii) Fixed Charges, in each case, as measured in accordance with SECTION
     7.6 and as measured at the end of each fiscal quarter.


THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

          "Fixed Charges" means, for the Company Group on a consolidated basis for any period, in accordance with GAAP, the sum of (a) all interest on and principal of Indebtedness (not including employee severance payments) that is paid or required to be paid or accrued during such period, (b)all dividends paid in cash during such period with respect to the securities of any member of the Company Group to any recipient other than a member of the Company Group, and (c) Maintenance Capital Expenditures.

          "Highest Lawful Rate" means the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Loans under the Laws of the United States and the Laws of the State of Texas as may be applicable thereto that are presently in effect or, to the extent allowed by Law under such applicable Laws of the United States and the Laws of the State of Texas, which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable Laws now allow. To the extent, if any, that Chapter 303, Texas Financial Code, as amended (the "Act") establishes the highest nonusurious rate, the Highest Lawful Rate shall be the "weekly ceiling," as defined in the Act in effect from time to time, calculated on the basis of a 365/366 day year; provided, however, that to the extent permitted by the Act, the Banks at their election may substitute for the "weekly ceiling" the "annual ceiling" or the "quarterly ceiling," as these terms are defined in the Act, upon the giving of the notices provided for by the Act and effective upon the giving of such notices, such substitution to have the effect provided for in the Act and to be automatically renewable for additional periods as therein provided.

          "Loan Documents" means this Agreement, each of the Notes, the Parent Guaranty, the Subsidiary Guaranty, the Applications and all other documents executed or delivered (or to be executed or delivered) pursuant to any of the foregoing documents, and any amendments, modifications, supplements or restatements of any of the foregoing.

     3. AMENDMENT TO SECTION 2.5(a). Section 2.5(a) is hereby amended in its entirety to read as follows:

          (a) On each Payment Date and on the Termination Date, a commitment fee equal to a fluctuating percentage of the average daily amount of the Total Commitments minus the sum of (i) the outstanding principal amount of all Advances and (ii) the Letter of Credit Exposure during the quarter ending on and including such Payment Date, or such shorter period ending on and including the Termination Date, as the case may be. The percentage shall be equal to the following: (a) at any time when the Funded Debt Ratio is equal to or less than 1.50 to 1, three-sixteenths of one percent (3/16%) per annum, (b) at any time when the Funded Debt Ratio is greater than 1.50 to 1 but less than or equal to 2.00 to 1, one-fifth of one percent (1/5%) per annum, and (c) at any time when the Funded Debt Ratio is greater than
     2.00 to 1, one-quarter of one percent (1/4%) per annum. Each adjustment to the percentage used to calculate the Commitment Fee shall be effective five
     (5) Business Days following Agent's receipt of the reports to be delivered by the Company pursuant to Sections 6.1(a), (b) and (c);


THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     4. AMENDMENT TO SECTION 7.6. Section 7.6 is hereby amended for the specified periods to read as follows:

          7.6 FIXED CHARGE REQUIREMENT. Commencing with the fiscal quarter ending December 31, 1997, and for each fiscal quarter thereafter, permit the ratio of (i) Operating Cash Flow minus federal and state income taxes, as determined in accordance with GAAP to (ii) Fixed Charges, in each case, for the prior twelve (12) months as measured at the end of each fiscal quarter to be or become less than 1.25 to 1.00.

     5. AMENDMENT TO SECTION 7.7. Section 7.7 is hereby amended for the specified periods to read as follows:

          7.7 FUNDED DEBT LIMITATION. Commencing with the fiscal quarter ending December 31, 1997, and for each fiscal quarter thereafter, permit the Funded Debt Ratio, as measured at the end of each fiscal quarter, to be or become greater than 3.5 to 1.0.

     6. CAPITAL EXPENDITURES LIMITATION. The following SECTION 7.15 is hereby added to the Credit Agreement:

          7.15 CAPITAL EXPENDITURES LIMITATION. Make or agree to make Capital Expenditures in excess of (i) during the Company's fiscal year commencing on October 1, 1997, $18,000,000.00 and (ii) during each fiscal year thereafter, an amount equal to ten percent (10%) of the Company's Net Worth; provided that (i) expenditures for remodeling and refurbishment of and additions to its existing corporate headquarters situated at 6113 Lemmon Avenue, Dallas, Texas (to the extent such expenditures in the aggregate do not exceed the sum of (A) $2,721,000 and (B) the net cash amount realized by the Company from any sale of the "G.M." and "Cedar Springs" buildings situated, respectively, at 6007 Peeler Street and 6020 Cedar Springs, Dallas, Texas) and (ii) expenditures for the repair or replacement of property with insurance proceeds (to the extent such expenditures do not exceed the net cash amount of such insurance proceeds) shall not be included in Capital Expenditures for purposes of the foregoing calculation.

     7. AMENDMENT TO SECTION 10.14. Section 10.14 is hereby amended in its entirety to read as follows:

          10.14. REVOLVING CREDIT. Pursuant to Section 346.004 of Chapter 346 of the Texas Finance Code, the provisions of Chapter 346 shall not govern or in any manner apply to this Agreement or the Loan.

     8. ASSIGNMENT. Pursuant to Section 10.2 of the Credit Agreement and to the same effect as if an assignment agreement had been executed complying with
Section 10.3 of the Credit Agreement, NBD Bank hereby assigns its interests, rights and obligations of a Bank under the Credit Agreement to its affiliate, The First National Bank of Chicago, which shall from and after

THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT the date hereof be a party to the Credit Agreement and have the rights and obligations of a Bank thereunder.

     9. AMENDMENT FEE. On or before the date hereof, the Company shall pay to each of the Banks which consent to the amendments contained herein, which consent shall be evidenced by such Bank's execution of this Agreement, an amendment fee in the amount one-tenth of one percent (.01%) of such Bank's Commitment under the Credit Agreement.

     10. CERTIFICATES. This Agreement shall be effective as of the date first above written when executed by all parties hereto and consented to by the Guarantors as provided on the signature pages hereto, and upon receipt by the Agent of the following, each in form, substance and bearing a date satisfactory to the Agent and its counsel:

          a. A certificate of the Secretary or Assistant Secretary of the Company and the Guarantors, respectively, certifying (i) that, except as indicated therein, there has been no change to the articles of incorporation or bylaws of the Company or the Guarantors since the same were furnished to the Agent in connection with the execution of the Credit Agreement, and (ii) as to the name and title of the officers of the Company and the Guarantors and the authority of such officers to execute this Agreement.

          b. A certificate, signed by the Treasurer of the Company or the Chief Financial Officer of the Company, stating that as of the date of this Agreement and after giving effect to this Agreement the statements set forth in Sections 4.2(a), (b) and (g) of the Credit Agreement are true and correct.

     11. EFFECTIVENESS OF DOCUMENTS. Except as expressly modified hereby, all terms, provisions, representations, warranties, covenants and agreements of the Company and Haggar related to the Loans, whether contained in the Notes, the Credit Agreement and/or any of the other Loan Documents, are hereby ratified and confirmed by the Company and Haggar, and all such agreements shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     12. NO CLAIMS OR DEFENSES. Each of the Company and Haggar, by the execution of this Agreement, hereby declares that it has no offsets, claims, counterclaims, defenses or other causes of action against the Agent or the Banks related to any Loan, the Credit Agreement, any of the other Loan Documents or the modification of the Credit Agreement pursuant to this Agreement.

     13. AUTHORITY. Each of the Company and Haggar represents and warrants that all requisite corporate action necessary for it to enter into this Agreement has been taken.

     14. BINDING AGREEMENT. This Agreement shall be binding upon, and shall inure to the benefit of, each party hereto and such party's legal representatives, successors and assigns.


THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     15. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS AMONG THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     16. CHOICE OF LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

     17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                      [SEE SIGNATURES ON ATTACHED PAGES]







THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

EXECUTED as of the date first above written.


               HAGGAR CLOTHING CO., a Nevada corporation, f/k/a
               Haggar Apparel Company


               By:  /s/ J.M. Haggar, III
                    -------------------------------------
                    J.M. Haggar, III
                    Chief Executive Officer


               HAGGAR CORP., a Nevada corporation


               By:  /s/ J.M. Haggar, III
                    -------------------------------------
                    J.M. Haggar, III
                    Chief Executive Officer


               TEXAS COMMERCE BANK National Association, successor by merger to Texas Commerce Bank, National Association, Individually, as the Agent


               By:  /s/ Mae Kantipong
                    -------------------------------------
                    Mae Kantipong
                    Vice President


               NATIONSBANK OF TEXAS, N.A.


               By:  /s/ Barbara Gilley
                    -------------------------------------
                    Barbara Gilley
                    Vice President


THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                                                        Page 7

               COMERICA BANK - TEXAS


               By:  /s/ G. Cristopher Jones
                    -------------------------------------
                    G. Cristopher Jones
                    Senior Vice President


               NBD BANK


               By:  /s/ Jenny A. Gilpin
                    -------------------------------------
                    Jenny A. Gilpin
                    Vice President


               THE FIRST NATIONAL BANK OF CHICAGO


               By:  /s/ Jay A. Gilpin
                    -------------------------------------
                    Jay A. Gilpin
                    Vice President


               THE BANK OF TOKYO-MITSUBISHI, LTD.,
               DALLAS OFFICE


               By:  /s/ John M. Mearns
                    -------------------------------------
                    John M. Mearns
                    Vice President/Manager


               BANK OF SCOTLAND


               By:  /s/ Annie Chin-Tac
                    -------------------------------------
                    Annie Chin-Tac
                    Vice President


THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                                                        Page 8

                   NATIONAL CITY BANK, KENTUCKY,
                   f/k/a First National Bank of Louisville


                   By: /s/ Don  R. Pullen, Jr.
                       -------------------------------------
                       Don  R. Pullen, Jr.
                       Vice President







THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                              CONSENT OF HAGGAR


Haggar hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Parent Guaranty, (c) agrees that the Parent Guaranty is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Parent Guaranty, (e) reaffirms all agreements and obligations under the Parent Guaranty with respect to the Loans, the Notes, the Credit Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.



                   HAGGAR CORP.,
                   a Nevada corporation


                   By:  /s/ J.M. Haggar, III
                        ----------------------------------
                        J.M. Haggar, III
                        Chief Executive Officer

               Dated as of December 15, 1997.






THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

                        CONSENT OF DOMESTIC SUBSIDIARIES


Each of the undersigned Subsidiaries hereby (a) acknowledges its consent to this Agreement, (b) ratifies and confirms all terms and provisions of the Subsidiary Guaranty to which it is a signatory, (c) agrees that the Subsidiary Guaranty to which it is a signatory is and shall remain in full force and effect, (d) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of and the obligations created and evidenced by the Subsidiary Guaranty to which it is a signatory, (e) reaffirms all agreements and obligations under the Subsidiary Guaranty to which it is a signatory with respect to the Loans, the Notes, the Credit Agreement and all other documents, instruments or agreements governing, securing or pertaining to the Loans, as the same may be modified by this Agreement, and (f) represents and warrants that all requisite corporate action necessary for it to execute this Agreement has been taken.


               BOWIE MANUFACTURING COMPANY,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               CORSICANA COMPANY,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               DALLAS PANT MANUFACTURING COMPANY,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer




THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

               GREENVILLE PANT MANUFACTURING
               COMPANY, a Nevada corporation


               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               MCKINNEY PANT MANUFACTURING COMPANY,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               OLNEY MANUFACTURING COMPANY,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               WAXAHACHIE GARMENT COMPANY,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer



THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

               LA ROMANA MANUFACTURING CORPORATION, a
               Nevada corporation


               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               HAGGAR SERVICES, INC.,
               a Texas corporation


               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               AIRHAGGAR, INC., f/k/a HAGAIR, INC.,
               a Texas corporation



               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               DUNCAN MANUFACTURING COMPANY,
               an Oklahoma corporation

               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer



THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

               WESLACO CUTTING, INC.,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               WESLACO SEWING, INC.,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer


               HAGGAR DIRECT, INC.,
               a Nevada corporation


               By:  /s/ J.M. Haggar, III
                    ----------------------------------
                    J.M. Haggar, III
                    Chairman/Chief Executive Officer

               Dated as of December 15, 1997.



THIRD AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT
                                                                       Page 14